SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 20, 2005

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                               MAYTAG CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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       DELAWARE                 1-655                42-0401785
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    (STATE OR OTHER        (COMMISSION FILE        (IRS EMPLOYER
     JURISDICTION              NUMBER)         IDENTIFICATION NUMBER)
   OF INCORPORATION)

  403 WEST FOURTH STREET NORTH NEWTON, IOWA            50208
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

                                 (641) 792-7000
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               REGISTRANT'S TELEPHONE NUMBER,INCLUDING AREA CODE

                                 NOT APPLICABLE
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    (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                                TABLE OF CONTENTS

ITEM 8.01  OTHER EVENTS.

          On June 20, 2005, Maytag Corporation issued a press release announcing that it had received a preliminary non-binding proposal from Bain Capital Partners LLC, Blackstone Capital Partners IV L.P. and Haier America Trading, L.L.C. to acquire, subject to certain conditions, all outstanding shares of Maytag for $16 per share cash, a copy of which is filed as Exhibit 99.1 hereto.



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          ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits.


EXHIBIT NO.                        DESCRIPTION

99.1         Press Release


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 21, 2005

                               MAYTAG CORPORATION


                               By: /s/ Roger K. Scholten
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                                  Name:  Roger K. Scholten
                                  Title:  Sr. V.P. & General Counsel



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                                  EXHIBIT INDEX

EXHIBIT NUMBER                             DESCRIPTION

99.1            Press Release


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